SUPPLEMENT DATED JULY 26, 1999 TO
                FOUNDERS FUNDS, INC. PROSPECTUS DATED MAY 1, 1999

Effective July 26, 1999, Tracy P. Stouffer has been appointed portfolio manager of Founders Passport Fund and Douglas A. Loeffler, Thomas M. Arrington, and Scott A. Chapman have been appointed co-portfolio managers of Founders Worldwide Growth Fund. Mr. Loeffler will manage the international portion of the Worldwide Growth Fund and Messrs. Arrington and Chapman will manage the domestic portion of the Fund. Accordingly, the description of Founders' Investment Management Team on pages 37-39 is amended as follows:

The following paragraph is added to page 39 of the Prospectus:

     Tracy P. Stouffer, Vice President of Investments. Ms. Stouffer is a Chartered Financial Analyst who has been portfolio manager of Founders Passport Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Inc. from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995. Prior to 1988, Ms. Stouffer held various portfolio management and securities analyst positions. A graduate of Cornell University, Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada.

The paragraph on page 38 entitled "Thomas M. Arrington" is amended by replacing the first full sentence of that paragraph with the following sentences:

     Mr. Arrington is a Chartered Financial Analyst who has been co-portfolio manager, along with Scott Chapman, of Founders Growth Fund since December 1998 and the domestic portion of Founders Worldwide Growth Fund since July 1999. Mr. Arrington has also been the lead portfolio manager of Founders Growth and Income Fund since February 1999.

The paragraph on page 38 entitled "Scott A. Chapman" is amended by replacing the first full sentence of that paragraph with the following sentence:

     Mr. Chapman is a Chartered Financial Analyst who has been co-portfolio manager, along with Thomas Arrington, of Founders Growth Fund since December 1998 and the domestic portion of Founders Worldwide Growth Fund since July 1999.

The paragraph on page 39 entitled "Douglas A. Loeffler" is amended by replacing the first full sentence of that paragraph with the following sentence:

     Mr. Loeffler is a Chartered Financial Analyst who has been lead portfolio manager for Founders International Equity Fund since 1997 and portfolio manager of the foreign portion of Founders Worldwide Growth Fund since July 1999.

The last paragraph on page 38, concerning Michael W. Gerding, is deleted, since Mr. Gerding is no longer associated with Founders.

                               FOUNDERS FUNDS INC.
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
           DATED MAY 1, 1999, AS PREVIOUSLY SUPPLEMENTED MAY 21, 1999

The section of the Funds' Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers -- Investment Adviser" is hereby amended on page 39 to replace the third paragraph on that page with the following:

     Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman, Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Thomas M. Arrington, Vice President; Angelo Barr, Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Vice President, General Counsel and Secretary; Gregory P. Contillo, Senior Vice President and Chief Marketing Officer; Francis P. Gaffney, Vice President; Roberto Galindo, Jr., Vice President; Laurine Garrity, Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; David L. Ray, Senior Vice President and
     Treasurer; Linda M. Ripley, Vice President; and Tracy P. Stouffer, Vice President.

The date of this Supplement is July 26, 1999.